FIRST AMERICAN FUNDS, INC.

Government Obligations Fund

Treasury Obligations Fund

(collectively, the “First American Money Market Funds”)

Prospectus Supplement dated April 28, 2022

This information supplements the First American Money Market Funds Class P Prospectus dated October 29, 2021. Please retain this supplement for future reference.

The section entitled “Suspension or Postponement of Redemptions” under the heading “Shareholder Information—Purchasing and Redeeming Fund Shares” on page 17 of the Prospectus is replaced by the following:

Suspension or Postponement of Redemptions. Each fund reserves the right to suspend the right of shareholder redemption, or postpone the date of payment:

•	if emergency conditions should exist, as specified in the Investment Company Act, or as determined by the SEC, as a result of which disposal of portfolio securities or determination of the NAV of the fund is not reasonably practicable;
•	for any period during which trading on the NYSE is restricted as determined by the SEC or the NYSE is closed (other than customary weekend and holiday closings);
•	for any period during which the SEC has, by rule or regulation, deemed that (1) trading shall be restricted or (2) an emergency exists; or
•	for such other periods as the SEC may by order permit for the protection of shareholders of the fund.

In addition, in the unlikely event that the funds’ board of directors were to determine pursuant to SEC regulations that the extent of the deviation between a fund’s amortized cost per share and its market-based NAV per share may result in material dilution or other unfair results to shareholders, the board will cause the fund to take such action as it deems appropriate to eliminate or reduce to the extent practicable such dilution or unfair results, including suspending redemption of shares and liquidating the fund under Rule 22e-3 of the Investment Company Act. Under Rule 22e-3, the fund would be required to notify the SEC prior to suspending redemptions in advance of a liquidation.

FAF-PROMMP-1